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                                                                   Exhibit 10.56

                                                                  EXECUTION COPY




                                    FIRST AMENDMENT, dated as of May 5, 1999
                           (this "Amendment"), to the Facility Pledge Agreement dated as of April 2, 1996, and amended and restated as of September 5, 1997, among BLACKSTONE CAPITAL PARTNERS II MERCHANT BANKING FUND L.P., a Delaware limited partnership, BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P., a Cayman Island limited partnership, and BLACKSTONE FAMILY INVESTMENT PARTNERSHIP II L.P., a Cayman Island limited partnership (collectively, the "Funds"); BRW STEEL HOLDINGS L.P., a Delaware limited partnership ("BRWSH"); BRW STEEL OFFSHORE HOLDINGS L.P.; a Delaware limited partnership ("BRWSH II" and, together with BRWSH, the "Partnerships"); BAR TECHNOLOGIES INC., a Delaware corporation ("BarTech"); BLISS & LAUGHLIN STEEL COMPANY, an Illinois corporation and a wholly owned subsidiary of BarTech ("BLSC" and, together with BarTech, the "Borrowers"); each other subsidiary of BarTech listed on Schedule I thereto (each such subsidiary and BLSC individually a "Subsidiary Pledgor" and collectively, the "Subsidiary Pledgors"); each of the members of management of BarTech listed on Schedule II thereto (collectively, the "Management Stockholders" and, together with the Funds, the Partnerships, BarTech and the Subsidiary Pledgors, the "Pledgors"); and THE CHASE MANHATTAN BANK (formerly known as Chemical
                           Bank), a New York banking corporation, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined therein).

         Reference is made to (a) the Credit Agreement dated as of April 2, 1996, amended and restated as of April 25, 1996, and as further amended and restated as of September 5, 1997 (as amended or modified from time to time, the "Credit Agreement"), among the Borrowers, the financial institutions party thereto, as lenders (the "Lenders"), The Chase Manhattan Bank (formerly known as Chemical Bank), as agent (in such capacity, the "Administrative Agent"), and Chase Manhattan Bank Delaware (formerly known as Chemical Bank Delaware), as fronting bank (in such capacity, the "Fronting Bank"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Facility Pledge Agreement and the Credit Agreement.

                  The Borrowers and the other Pledgors have requested that the Secured Parties amend certain provisions of the Facility Pledge Agreement. The Secured Parties are willing to do so, subject to the terms and conditions of this Amendment.


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                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Pledgors and the Collateral Agent, on behalf of itself and each other Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                  SECTION 1. Amendment to Section 2.01. Clause (a) (until the first proviso thereof) of Section 2.01 of the Facility Pledge Agreement is hereby amended and restated to read in its entirety as follows:

                  "(a) the shares of capital stock and membership interests owned by it listed on Schedule III and any shares of capital stock of BarTech or any Subsidiary or membership interests of RTI obtained in the future by such Pledgor and the certificates representing all such shares and membership interests (the "Pledged Stock");".

                  SECTION 2. Amendment to Schedule III. Schedule III to the Facility Pledge Agreement is hereby amended and restated in its entirety to read as set forth in Annex I hereto.

                  SECTION 3. No Other Amendments. Except as specifically stated herein, the Facility Pledge Agreement shall continue in full force and effect in accordance with the provisions thereof.

                  SECTION 4. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.


                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                BRW STEEL HOLDINGS, L.P.,

                                       by
                                            /S/ DAVID A. STOCKMAN
                                            ------------------------------------
                                            Name:   David A. Stockman
                                            Title:  Authorized Signatory



                                BRW STEEL OFFSHORE HOLDINGS, L.P.,

                                       by
                                            /S/ DAVID A. STOCKMAN
                                            ------------------------------------
                                            Name:  David A. Stockman
                                            Title: Authorized Signatory
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                              BAR TECHNOLOGIES INC.,

                                     by
                                          /S/ JOHN B. GEORGE
                                          ------------------------------------
                                          Name:  John B. George
                                          Title: V.P. Finance and Treasurer


                              BLISS & LAUGHLIN STEEL COMPANY,

                                     by
                                          /S/ MICHAEL P. HOULIHAN
                                          ------------------------------------
                                          Name:  Michael P. Houlihan
                                          Title: Assistant Treasurer


                              BLISS & LAUGHLIN INDUSTRIES INC.,

                                     by
                                          /S/ MICHAEL P. HOULIHAN
                                          ------------------------------------
                                          Name:  Michael P. Houlihan
                                          Title: Assistant Treasurer


                              BLACKSTONE CAPITAL PARTNERS
                              II MERCHANT BANKING FUND L.P.,

                                     by
                                          /S/ DAVID A. STOCKMAN
                                          ------------------------------------
                                          Name:  David A. Stockman
                                          Title: Member


                              BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P.,

                                     by
                                          /S/ DAVID A. STOCKMAN
                                          ------------------------------------
                                          Name:  David A. Stockman
                                          Title: Member


                              BLACKSTONE FAMILY INVESTMENT PARTNERSHIP II L.P.,

                                     by
                                          /S/ DAVID A. STOCKMAN
                                          ------------------------------------
                                          Name:  David A. Stockman
                                          Title: Member

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                              THE CHASE MANHATTAN BANK,
                              as Collateral Agent,

                                     by
                                          /S/ JAMES H. RAMAGE
                                          ------------------------------------
                                          Name:  James H. Ramage
                                          Title: Vice President


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                                                                         ANNEX I
                                                             Schedule III to the
                                                       Facility Pledge Agreement





                                  CAPITAL STOCK
                                  -------------

                                      None.



                               MEMBERSHIP INTEREST
                               -------------------

                  BarTech holds a 50.0% membership interest and voting interest and an initial 33-1/3% economic allocation in RTI.


                                 DEBT SECURITIES
                                 ---------------

                                      None.